UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2013

HORIZON TECHNOLOGY FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	814-00802	27-2114934
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

312 Farmington Avenue

Farmington, CT 06032

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (860) 676-8654

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1	Registrant’s Business and Operations
Item 1.01	Entry into a Material Definitive Agreement.

On June 3, 2013, Horizon Technology Finance Corporation (the “Company”) entered into a term loan in the original principal amount of $15 million (the “Term Loan”) with Guggenheim Securities, LLC (the “Lender”). The Term Loan matures on the earlier of (1) any sale by the Company of any of its venture loans with the consent of Lender, (2) the failure of the Company to close a financing or refinancing of the Term Loan after taking substantial steps to do so, or (3) July 30, 2013. The Term Loan bears interest at an annual rate of 7.00%, which interest is required to be paid monthly in arrears. In connection with the Term Loan, the Company and the Lender entered into a Promissory Note (the “Promissory Note”), which, among other things, grants the Lender a security interest in all of the assets of the Company to secure the Term Loan. The Term Loan includes usual and customary covenants and events of default for loans of this nature, with the events of default including, without limitation, payment defaults, failure to perform, keep or observe certain covenants and bankruptcy. The Term Loan requires the Company to own venture loans with an aggregate principal balance of not less than $50 million at all times during the term of the Term Loan. The Company intends to use the proceeds of borrowings under the Term Loan to originate secured loans to life sciences companies and technology companies and for general working capital purposes.

The description above is only a summary of the material provisions of the Term Loan and is qualified in its entirety by reference to a copy of the Promissory Note, which is filed as Exhibit 10.1 to this current report on Form 8-K and by this reference incorporated herein.

Section 2	Financial Information
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference to this Item 2.03.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits

(d) Exhibit.

10.1	Promissory Note, dated as of June 3, 2013, by and between Horizon Technology Finance Corporation, as the borrower, and Guggenheim Securities, LLC, as the lender.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2013	HORIZON TECHNOLOGY FINANCE CORPORATION

	By:	/s/ Robert D. Pomeroy, Jr.
Robert D. Pomeroy, Jr.
Chief Executive Officer and Chairman of the Board

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Exhibit Index

Exhibit No.	Description

10.1	Promissory Note, dated as of June 3, 2013, by and between Horizon Technology Finance Corporation, as the borrower, and Guggenheim Securities, LLC, as the lender.

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